United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 April 14, 2004



                            CITY NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)





             Delaware                      1-10521                95-2568550
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  (State or other jurisdiction of     (Commission file         (IRS employer
          incorporation)                  number)            identification no.)

City National Center
400 North Roxbury Drive, Beverly Hills, California               90210
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      (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code             (310) 888-6000
                                                           ---------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated April 14, 2004 reporting the financial results of City National Corporation for the quarter ending March 31, 2004.


Item 9
and 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On April 14, 2004, City National Corporation issued a press release reporting its financial results for the quarter ending March 31, 2004. A copy of the press release is attached hereto as
               Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K. The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CITY NATIONAL CORPORATION
April 14, 2004              /s/   Stephen D. McAvoy
                            ----------------------------------------------------
                            Stephen D. McAvoy
                            Acting Chief Financial Officer and Controller
                            (Authorized Officer and Principal Financial Officer)